LORD ABBETT RESEARCH FUND

Lord Abbett Small Cap Value Fund

Supplement dated September 23, 2011

to the Prospectus dated April 1, 2011

Effective at the close of business on October 10, 2011 (the “Effective Date”), Lord Abbett Small Cap Value Fund (the “Fund”) will not be available for purchase by new investors, except as stated below. The Fund will be available for purchase only by the following categories of eligible investors:

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Existing Shareholders of the Fund. Existing shareholders of the Fund may add to their accounts with additional purchases of Fund shares. Any shareholder who has completely redeemed their shares and who otherwise qualifies under the reinvestment privilege is deemed to be an existing shareholder for purposes of determining eligibility to invest in the Fund.

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New Participants in Existing Retirement and Benefit Plans. Retirement and benefit plans currently offering the Fund as an investment option may purchase shares of the Fund for the benefit of new participants.

•	New Participants in Certain Existing Fee-Based Programs. New participants in certain existing fee-based programs are permitted to invest in the Fund.

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New Participants in Certain Existing Group Annuity Programs. Certain group annuity programs currently offering shares of the Small Cap Value Fund as an investment option may continue to permit new program participants to purchase shares of the Fund, including in one case, purchases of shares by individual retirement account (IRA) rollover accounts derived from such a program. Such investments may be made for limited periods of time or indefinitely, depending on the program.

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Lord Abbett-Sponsored Fund-of-Funds. Each Lord Abbett-sponsored fund-of-funds that is (or may be) authorized to invest in the Fund (pursuant to its investment strategy) may purchase shares of the Fund.

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Partners and Employees of Lord Abbett. Directors or trustees of Lord Abbett-sponsored Funds and partners and employees of Lord Abbett (including retired persons who formerly held such positions and certain immediate family members of such persons) may purchase shares of the Fund.

In addition to the categories of eligible investors listed above, the Fund may accept purchases by new retirement and benefit plans or other investment programs if such prospective investors submitted a proposal to invest in the Fund through financial intermediaries that were authorized to accept purchase orders on behalf of the Fund prior to the Effective Date, provided that the proposal was submitted to the financial intermediary prior to the Effective Date. Investors should note, however, that the Fund reserves the right to refuse any purchase order that Lord Abbett believes might disrupt the efficient management of the Fund and reserves the right to further limit the availability of the Fund.

Please retain this document for your future reference.

LORD ABBETT RESEARCH FUND

Lord Abbett Small Cap Value Fund

Supplement dated September 23, 2011

to the Statement of Additional Information dated April 1, 2011

(Class A, B, C, F, I, P, R2 and R3 Shares)

1.	Effective at the close of business on October 10, 2011, the third paragraph under the section of the statement of additional information titled “Fund History” is replaced in its entirety with the following:

The Small Cap Value Fund is not available for purchase by new investors other than as described in the prospectus under the section “Your Investment — Information on the Availability of Small Cap Value Fund.”

2.	Effective at the close of business on October 10, 2011, the section of the statement of additional information titled “Purchases, Redemptions, Pricing, and Payments to Dealers – Information on the Availability of Small Cap Value Fund” is deleted.

Please retain this document for your future reference.

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